ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES	ACQUISITIONS OF CONSOLIDATED ENTITIES
The following table summarizes the balance sheet impacts as a result of business combinations that occurred in the six months ended June 30, 2021. No material changes were made to provisional allocations.

AS AT JUN. 30, 2021 (MILLIONS)	Private Equity	Real Estate	Renewable Power	Infrastructure and Other	Total
Cash and cash equivalents	$17	$54	$2	$46	$119
Accounts receivable and other	86	77	97	16	276
Inventory	112	—	6	—	118
Equity accounted investments	20	10	—	44	74
Investment properties	—	988	—	—	988
Property, plant and equipment	68	1,720	2,351	185	4,324
Intangible assets	91	2	—	467	560
Goodwill	293	—	102	98	493
Total assets	687	2,851	2,558	856	6,952
Less:
Accounts payable and other	(204)	(70)	(155)	(61)	(490)
Non-recourse borrowings	(103)	(1,319)	(975)	(223)	(2,620)
Deferred income tax liabilities	(26)	—	—	(99)	(125)
Non-controlling interests[1]	(11)	—	—	(90)	(101)
	(344)	(1,389)	(1,130)	(473)	(3,336)
Net assets acquired	$343	$1,462	$1,428	$383	$3,616

Consideration[2]	$343	$1,462	$1,428	$383	$3,616
1.Includes non-controlling interests recognized on business combinations measured as the proportionate share of fair value of the identifiable assets and liabilities on the date of acquisition.
2.Total consideration, including amounts paid by non-controlling interests that participated in the acquisition as investors in Brookfield-sponsored private funds or as co-investors.
During the six months ended June 30, 2021, Brookfield acquired $7.0 billion of total assets as well as assumed $3.3 billion of total liabilities and non-controlling interest in equity through business combinations. Total consideration transferred for the business combinations was $3.6 billion. The valuations of the assets acquired are still under evaluation and as such the business combinations have been accounted for on a provisional basis.
Brookfield recorded $308 million of revenue and $1 million of net income in 2021 from the acquired operations as a result of the acquisitions made during the first six months. If the acquisitions had occurred at the beginning of the year, they would have contributed $616 million and $58 million to total revenues and net losses, respectively.
Real Estate
On June 16, 2021, we acquired a portfolio of operational and development science, innovation business parks and logistics assets in the U.K., through our BSREP III fund. The total consideration paid for the portfolio was $990 million, comprising of $352 million of cash on hand and the remainder funded through non-recourse borrowings raised concurrently on closing. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $17 million and $60 million, respectively.
On June 30, 2021, a subsidiary of the company obtained control over a portfolio of select-service hotels after converting its preferred equity interest valued at approximately $472 million and becoming the 100% common equity holder. Total revenues and net losses that would have been recorded if the transaction had occurred at the beginning of the year are $147 million and $104 million, respectively.
Renewable Power
In March 2021, a subsidiary of the company, alongside institutional partners, completed the acquisition of 100% of a portfolio of three wind generation facilities as well as the acquisition of 100% of a distributed generation business, which are all located in the U.S. The total consideration paid for the businesses was $1.4 billion. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $143 million and $19 million, respectively.